Exhibit 10.8

CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
DOUBLE ASTERISKS DENOTE SUCH OMISSIONS.

FIRST AMENDMENT TO AGREEMENT

This First Amendment to Agreement, effective June 23, 2011, is by and between THE LEUKEMIA & LYMPHOMA SOCIETY (“LLS”), a Delaware corporation, business at 1311 Mamaroneck Ave, White Plains, NY and ONCONOVA THERAPEUTICS (“ONCONOVA”), a Delaware corporation having its principal place of business at 375 Pheasant Run, Newtown, PA.

WHEREAS, LLS and ONCONOVA have previously entered into a partnership to conduct a human clinical trial entitled “Approval Track Clinical Trial of ON 01910.Na in High Risk Myelodysplastic Syndromes (MDS) Patients Refractory to Hypomethylating Agents, an Unmet Medical Need” effective May 12, 2010 (the “Agreement”) under which LLS supports clinical research conducted by ONCONOVA with the goal of successfully completing a pivotal trial;

WHEREAS, an Amendment is sought to reflect changes in the Milestones, Deliverables and payment schedule, herein attached as Revisions to Exhibit C;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, it is agreed by LLS and ONCONOVA that the following applies:

1.             Terms not otherwise defined herein shall have the meanings given them in the Agreement;

2.             Exhibit C of the Agreement is hereby modified by the inclusion of a Revised Exhibit C.

Except as expressly amended or supplemental by this Amendment to the Agreement, all of the terms and conditions of the Agreement shall remain in full force and effect in accordance with their terms.

No agreement or understanding bearing on this Amendment to Agreement shall be binding on either party hereto unless it shall be in writing and signed by the duly authorized officer or representative or each of LLS and ONCONOVA and shall expressly refer to this Amendment to Agreement.

IN WITNESS WHEREOF, the parties have caused the Amendment to be executed by their duly authorized representatives.

THE LEUKEMIA & LYMPHOMA SOCIETY	ONCONOVA THERAPEUTICS

By: Richard Winneker, PhD	By: Ramesh Kumar, Ph.D.

/s/ Richard Winneker, Ph.D.	/s/ Ramesh Kumar, Ph.D.
(Signature)	(Signature)	6/23/11

Title: Senior VP, Research	Title: President and CEO

Revised Exhibit C

Deliverables, Milestones and Payments

LLS and Company agree to the following provisions regarding timelines, Deliverables, Milestones and Payments in performance of the Research Program under the terms of the Agreement.

1.            Timelines.

1.1.         Definition.  A timeline is a linear, chronological representation of key events or steps along the Term of this Agreement whereby the Parties measure progress toward the goals of the Research Program.  The timeline is a pictorial representation of the anticipated Deliverables, Milestones and Payments to Company by LLS.

1.2.         Overview of Research Program Timeline. The following timeline represents the Company’s best estimate for achieving site initiation, follow-up and study reports.  In order to maintain maximum flexibility of the Research Program, the timeline and associated Deliverables, Milestones and Payments may be revised by mutual agreement of the Parties.

Timeline for Site Initiation, Follow-up, and Study Report for Approval Track Clinical Trial of ON 01910.Na in High Risk Myelodysplastic Syndromes (MDS) Patients Refractory to Hypomethylating Agents.

1.3.         Timeline of Deliverables, Milestones and Payments.  The Parties agree that the following is a representation of key events during the Term of this Agreement, whereby Deliverables, Milestones and Payments are represented by single letter designations (“D”, “M”, and “P”, respectively).  Numbers that follow the single letter designations represent the consecutive order of the Deliverables, Milestones or Payments.

2.            Deliverables.

2.1.         Research Program Deliverables.  The Parties have agreed upon the following defined Deliverables.

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3.            Milestones and Payments.

3.1.         Definition.  A Milestone is a readily identifiable and quantifiable achievement reflecting progress in the Research Program.  A Payment is the transfer of Funding from LLS to Company.

3.2.         Research Program Payments and Milestones.  The Parties have agreed upon a schedule of Payments which are subject to the achievement of Milestones.

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4.            Research Advisory Committee Meetings.

4.1.         Research Advisory Committee Meeting Schedule.  The Parties have tentatively agreed upon a schedule of Research Advisory Committee Meetings.  In accordance with Article 3.2 of the Agreement, additional meetings may be scheduled and the Team Leaders, upon mutual agreement, may change such meeting dates.

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